Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated May 31, 2017
to the currently effective Statement of Additional Information (the "SAI"), as may be supplemented from time to time, for Series Z (Alpha Opportunity Series) (the "Series")
This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.
At a meeting held on May 23-24, 2017, the Board of Trustees of Guggenheim Variable Funds Trust (the "Board") approved a reduction in the advisory fee paid by the Series effective May 31, 2017 from 1.25% to 0.90%. The Board also approved an equivalent reduction in the expense limitation for the Series, effective as of the same date. Accordingly, effective May 31, 2017, all references to the Series' advisory fee are updated accordingly and references to the Series’ expense limitation are replaced with 2.00%.

Please Retain This Supplement for Future Reference

SBLVTZ-SAI-SUP-0517x0518